                                                                     EXHIBIT 4.1



              COMMON STOCK                      COMMON STOCK
             PAR VALUE $.01                    PAR VALUE $.01

     NUMBER              [NEWMARK HOMES CORP. LOGO]                SHARES
  C
                             NEWMARK HOMES CORP.
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

THIS CERTIFICATE IS TRANSFERABLE IN         SEE REVERSE FOR CERTAIN DEFINITIONS
        NEW YORK, N.Y.                                CUSIP 651578 10 6

-------------------------------------------------------------------------------
THIS CERTIFIES THAT

                                    SPECIMEN


is the record holder of
-------------------------------------------------------------------------------
   FULLY PAID AND NONASSESSABLE SHARES OF THE $.01, PAR VALUE COMMON STOCK OF

         ------------------                          ------------------
---------------------------    NEWMARK HOMES CORP.   ---------------------------
         ------------------                          ------------------

transferable on the books of this corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless duly countersigned by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the corporation has caused the certificate to be signed in facsimile by its duly authorized officers and the facsimile corporate seal to be duly affixed hereto.

     Dated:


          /s/ LONNIE M. FEDRICK           COUNTERSIGNED AND REGISTERED:
             PRESIDENT                      FIRST CHICAGO TRUST COMPANY
                                                   OF NEW YORK
                                                   TRANSFER AGENT AND REGISTRAR,

                                     [SEAL]


          /s/ TERRY C. WHITE                By:  /s/ [ILLEGIBLE]
             SECRETARY                                     AUTHORIZED SIGNATURE

                              NEWMARK HOMES CORP


      The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, or any state securities act, and may not be sold, transferred, or otherwise disposed of absent such registration unless, in the opinion of counsel to the Company, such registration is not required.


      The Company is authorized to issue shares of more than one class. Pursuant to Nevada Revised Statutes Section 78.195, the Company will furnish to any shareholder upon request (addressed to the attention of the Secretary of the Company) and without charge a full statement of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued by the Company and of variations in the relative rights and preferences between the shares of each series of the Preferred Shares of the Company insofar as any such series has been fixed and determined, and a statement of the authority of the Board of Directors of the Company to fix and determine the relative rights and preferences of subsequent series of the Preferred Stock.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)

                                                        UNIF TRF MIN ACT --  __________Custodian (unif age_____)
                                                                                (Cust)
                                                                             ____________under Uniform Transfers
                                                                               (Minor)

                                                                             to Minors Act _____________________
                                                                                                  (State)


      Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint ___________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated:_____________________________


                                    X_______________________________________


                                    X_______________________________________
                                     THE SIGNATURE(S) TO THIS ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                             NOTICE: UPON THE FACE OF THE CERTIFICATE IN
                                     EVERY PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.